UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 4, 2024	(June 3, 2024)
Date of Report (Date of earliest event reported)

GREIF, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-00566	31-4388903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Winter Road, Delaware Ohio	43015
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (740) 549-6000
Former name, former address and former fiscal year, if changed since last report: Not Applicable

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	GEF	New York Stock Exchange
Class B Common Stock	GEF-B	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.
Item 5.02(d).
On June 3, 2024, in accordance with Article II, Section 2.1 of the By-Laws of Greif, Inc. (the "Company"), and during a regular meeting, the Company's Board of Directors (the "Board") approved a resolution to fix the number of directors of the Company at 10 and elected Jillian C. Evanko as a director to fill the new vacancy on the Board. Ms. Evanko is to serve until the Company’s next annual meeting of stockholders and until her successor is elected and qualified.
There were no arrangements or understandings between Ms. Evanko and any other person pursuant to which Ms. Evanko was elected as a director of the Company.
Ms. Evanko has been appointed to the Audit Committee of the Board.
In connection with her election, Ms. Evanko received an equity award under the Company’s Amended and Restated Outside Directors Equity Award Plan. Ms. Evanko received 1,465 restricted shares of Class A Common Stock, an amount equal to approximately $94,600 divided by the last reported sale price of a share of Class A Common Stock on the NYSE on June 3, 2024 (the award date). None of these shares of Class A Common Stock are subject to a risk of forfeiture; however, such shares are subject to restrictions on transfer for three years. All of these shares were fully vested on the award date with eligibility to participate in the receipt of all dividends declared on the Company’s shares of Class A Common Stock.
The press release announcing Ms. Evanko's election as director is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
99.1	Press release issued by Greif, Inc. on June 3, 2024 announcing the election of Jillian Evanko to the Board of Directors of Greif, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREIF, INC.
Date: June 4, 2024	By	/s/ Gary R. Martz
Gary R. Martz Executive Vice President